Supplement to the Fidelity® California Limited Term Tax-Free Bond Fund April 29, 2022 Prospectus
Effective April 1, 2023, the Adviser reduced and replaced the fund's management fee, which consisted of a group fee component plus an individual fee rate, with a flat rate. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses A	0.09%
Total annual operating expenses	0.29%
A Adjusted to reflect current fees.
1 year	$30
3 years	$93
5 years	$163
10 years	$368

The following information replaces similar information found in the "Fund Services" section under the "Advisory Fee(s)" heading.
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity® California Limited Term Tax-Free Bond Fund	0.20%
Effective April 1, 2023, the information regarding the fund's voluntary expense cap, found in the "Fund Services" section under the "Advisory Fee(s)" heading, is no longer applicable.
The following information supplements information found in the “Fund Services” section under the “Advisory Fee(s)” heading.
Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.30% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through June 30, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
CSI-PSTK-0423-112 1.824658.112	April 1, 2023
Supplement to the
Fidelity® California Limited Term Tax-Free Bond Fund
April 29, 2022
STATEMENT OF ADDITIONAL INFORMATION

Effective April 1, 2023, FMR reduced and replaced the fund’s management fee, which consisted of a group fee rate component plus an individual fee rate component, with a flat rate. The following information replaces similar information found in the "Management Contracts" section.
Management-Related Expenses. Under the terms of the fund's management contract, Fidelity Management & Research Company LLC (FMR) is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, fees and expenses of the Independent Trustees, Rule 12b-1 fees, proxy and shareholder meeting expenses, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.
Management Fee.
For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.20% of the fund’s average net assets throughout the month.
The following information replaces similar information found in the "Transfer and Service Agent Agreements" section.
Effective April 1, 2023, FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

CSI-SSTK-0423-112-1.835662.112	April 1, 2023